SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.   )


Filed  by  the  Registrant [X]

Filed  by  a  Party  other  than  the  Registrant [ ]

Check  the  appropriate  box:

[ ]     Preliminary  Proxy  Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive  Proxy  Statement
[ ]     Definitive  Additional  Materials
[ ]     Soliciting  Material  Pursuant  to Sec. 240.14a-11(c) or Sec. 240.14a-12

                              LIFECELL CORPORATION
                (Name of Registrant as Specified in its Charter)


     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[X]     No  fee  required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1.   Title  of  each  class of securities to which transaction applies: N/A
     2.   Aggregate  number  of  securities  to  which  transaction applies: N/A
     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: N/A
     4.   Proposed  maximum  aggregate  value  of  transaction:  N/A
     5.   Total  fee  paid:  N/A

[ ]     Fee  paid  previously  with  preliminary  materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.   Amount  Previously  Paid:  N/A
     2.   Form,  Schedule  or  Registration  Statement  No.:  N/A
     3.   Filing  Party:  N/A
     4.   Date  Filed:  N/A

                              LIFECELL CORPORATION

                               One Millennium Way
                          Branchburg, New Jersey 08876
                                 (908) 947-1100


                                 April 30, 2001



Dear  Stockholder:


     You are cordially invited to attend the Annual Meeting of Stockholders of LifeCell Corporation to be held at 10:00 a.m., EDT, Friday, June 1, 2001, at the Summerfield Suites Hotel, 530 Route 22 East, Bridgewater, New Jersey, 08807.

     This year you will be asked to consider two proposals. The first proposal concerns the election of directors. The second proposal concerns the ratification of the appointment of the Company's independent auditors for 2001. These matters are explained more fully in the attached proxy statement, which you are encouraged to read.

     The Board of Directors recommends that you approve these proposals and urges you to return your signed proxy card, or cards, at your earliest convenience, whether or not you plan to attend the annual meeting.

     Thank  you  for  your  cooperation.



                                   Sincerely,


                                   /s/  Paul  G.  Thomas
                                   ------------------------------------
                                   Paul  G.  Thomas
                                   Chairman of the Board, President
                                   and  Chief  Executive  Officer

                              LIFECELL CORPORATION
                               One Millennium Way
                          Branchburg, New Jersey 08876


     Notice  of  Annual  Meeting  of  Stockholders  to  Be  Held  June  1,  2001

     Notice is hereby given that the Annual Meeting of the Stockholders of LifeCell Corporation, a Delaware corporation (the "Company"), will be held on Friday, June 1, 2001, at 10:00 a.m. EDT, at Summerfield Suites Hotel, 530 Route 22 East, Bridgewater, New Jersey, 08807 for the following purposes:

          (1) To elect six directors of the Company to hold office until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

          (2) To ratify the appointment of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 31, 2001; and

          (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

     These proposals are described in further detail in the attached Proxy Statement. The holders of record of shares of Common Stock and Series B Preferred Stock of the Company at the close of business on April 12, 2001 will be entitled to vote at the meeting.

                                       By Order of the Board of Directors,

                                       /s/  Steven  T.  Sobieski
                                       ----------------------------------


                                       Steven  T.  Sobieski
                                       Secretary

April 30, 2001

                              LIFECELL CORPORATION

                                 Proxy Statement
                       for Annual Meeting of Stockholders
                             to Be Held June 1, 2001

     This Proxy Statement is furnished to the stockholders of LifeCell Corporation ("LifeCell" or the "Company"), One Millennium Way, Branchburg, New Jersey, 08876, telephone (908) 947-1100, in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting of Stockholders to be held on Friday, June 1, 2001, at 10:00 a.m. EDT, at Summerfield Suites Hotel, 530 Route 22 East, Bridgewater, New Jersey, 08807, or any adjournment thereof.

     Proxies in the form or forms enclosed, properly executed by stockholders and received in time for the meeting, will be voted as specified therein. If a stockholder does not specify otherwise, the shares represented by his or her proxy will be voted for the director nominees listed therein and in favor of the appointment of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 31, 2001. The giving of a proxy does not preclude the right to vote in person should the person giving the proxy so desire, and the proxy may be revoked at any time before it is exercised by written notice delivered to the secretary of the Company at or prior to the meeting. This Proxy Statement and accompanying form or forms of proxy are to be mailed on or about April 30, 2001, to stockholders of record on April 12, 2001 (the "Record Date").

     At the close of business on the Record Date, there were outstanding and entitled to vote 16,709,368 shares of Common Stock, par value $.001 per share (the "Common Stock"), and 97,359 shares of Series B Preferred Stock, par value $.001 per share (the "Series B Preferred Stock"). Only the holders of record on the Record Date are entitled to vote at the meeting.

     The holders of record of Common Stock on the Record Date will be entitled to one vote per share on each matter presented to the holders of Common Stock at the meeting. The holders of record of Series B Preferred Stock on the Record Date will be entitled to one vote per share for each share of Common Stock into which a share of Series B Preferred Stock is convertible on the Record Date on each matter presented to the holders of Series B Preferred Stock at the meeting (approximately 32.26 votes per share of Series B Preferred Stock or approximately 3,140,621 votes in the aggregate). The presence at the meeting, in person or by proxy, of the holders of a majority of the total outstanding shares of Common Stock and Series B Preferred Stock (on an as converted basis) is necessary to constitute a quorum for the transaction of business at the meeting.

     All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by the Company. In addition to solicitation by use of the mail, proxies may be solicited by telephone, telegraph or personally by the directors, officers and employees of the Company, who will receive no extra compensation for their services. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy soliciting materials to beneficial owners of shares of Common Stock and Series B Preferred Stock.

                       MATTERS TO COME BEFORE THE MEETING

PROPOSAL  1:     ELECTION  OF  DIRECTORS

     At the meeting, six directors are to be elected. The holders of Common Stock and Series B Preferred Stock, voting together as a single class, are entitled to elect six directors. All directors of the Company hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified or their earlier resignation or removal.

     It is the intention of the persons named in the proxies for the holders of Common Stock and Series B Preferred Stock to vote the proxies for the election of the nominees named below, unless otherwise specified in any particular proxy. The management of the Company does not contemplate that the nominees will become unavailable for any reason, but if that should occur before the meeting, proxies will be voted for another nominee, or other nominees, to be selected by the Board of Directors. In accordance with the Company's by-laws and Delaware law, a stockholder entitled to vote for the election of directors may withhold authority to vote for certain nominees for directors or may withhold authority to vote for all nominees for directors. The director nominees receiving a plurality of the votes of the holders of shares of Common Stock and Series B
Preferred Stock, voting together as a single class, present in person or by proxy at the meeting and entitled to vote on the election of directors will be elected directors. Broker non-votes will not be treated as a vote for or against any particular director nominee and will not affect the outcome of the election. Stockholders may not vote, or submit a proxy, for a greater number of nominees than the six nominees named below. Voting requirements for Proposal Two are described in that proposal below.

Arrangements  Regarding  the  Nomination  and  Election  of  Directors

     Pursuant to a voting agreement entered into November 1996 between the Company and the holders of Series B Preferred Stock, as amended and restated in April 2000 (the "Voting Agreement"), the holders of shares of Series B Preferred Stock agreed to vote their shares of Series B Preferred Stock for the person designated by the holders of a majority of the shares of Series B Preferred Stock to be submitted as a nominee for election to the Board of Directors (the "Series B Director"). Under the Voting Agreement, Vector Later-Stage Equity Fund, L.P. ("Vector") and CIBC WMV, Inc. ("CIBC"), representing a majority of the outstanding Series B Preferred Stock, together have the right to designate one nominee for the Series B Director position. From November 1996 through December 2000, K. Flynn McDonald served as the Series B Director. Ms. McDonald resigned as a director in December 2000. Vector and CIBC have declined to designate a nominee this year. As a result, following the Annual Meeting, there will be one vacancy on the Company's Board of Directors. Vector and CIBC will have the right to designate a nominee to fill the Series B Director vacancy and pursuant to the Company's by-laws, the Board of Directors may fill such vacancy. If a director is elected to fill the vacancy, such director will serve until the next annual meeting of stockholders or until a successor is duly elected and qualified or such director's earlier resignation or removal.

     The stockholder parties to the Voting Agreement also agreed to vote their shares of Common Stock or Series B Preferred Stock for the election to the Company's Board of Directors of Paul G. Thomas, Stephen A. Livesey and Michael
E.  Cahr.  Mr.  Cahr  is  not  an  employee  or  officer  of  the  Company.

     The stockholder parties to the Voting Agreement also agreed to vote their shares of Common Stock or Series B Preferred Stock for the election of up to three persons to the Company's Board of Directors designated by the Series B Directors and the Company Directors, which designees are neither members of the Company's management nor employees or officers of the Company. Dr. Costantino, Mr. Foster and Mr. Thompson have been submitted as nominees for election to the Board of Directors pursuant to such provisions of the Voting Agreement.

NOMINEES  FOR  ELECTION  BY HOLDERS OF COMMON STOCK AND SERIES B PREFERRED STOCK

     The persons listed below have been nominated for election to fill the six director positions to be elected by the holders of the Common Stock and Series B Preferred Stock, voting together as a single class.

            NOMINEE              AGE          POSITION WITH THE COMPANY           DIRECTOR SINCE
            -------              ---          -------------------------           --------------

Paul G. Thomas                    45  Chairman of the Board, President and Chief            1998
                                                  Executive Officer
Stephen A. Livesey, M.D., Ph.D.   48  Executive Vice President, Chief Science               1993
                                                 Officer and Director
Michael E. Cahr                   61  Director                                              1991
Peter D. Costantino               42  Director                                              1999
James G. Foster                   54  Director                                              1995
David A. Thompson                 59  Director                                              1997

NOMINEE  FOR  ELECTION  BY  HOLDERS  OF  SERIES  B  PREFERRED  STOCK

     CIBC and Vector have not submitted a nominee for election to fill the director position eligible to be elected by the holders of Series B Preferred Stock, voting as a separate class.

INFORMATION  REGARDING  NOMINEES  AND  DIRECTORS

Background  of  Nominees  for  Director

     Paul  G.  Thomas.  Mr.  Thomas  has served as Director, President and Chief
Executive Officer of LifeCell since October 1998. Mr. Thomas was elected Chairman of the Board in June 1999. Prior to joining LifeCell, Mr. Thomas was President of the Pharmaceutical Products Division of Ohmeda Inc., a world leader in inhalation anesthetics and acute care pharmaceuticals. Mr. Thomas was responsible for the overall operations of Ohmeda's Pharmaceutical Division, which had worldwide sales of approximately $200 million in 1997. Mr. Thomas received his MBA degree with an emphasis in Marketing and Finance from Columbia University Graduate School of Business and completed his postgraduate studies in Chemistry at the University of Georgia Graduate School of Arts and Science. He received his B.S. degree in Chemistry from St. Michael's College in Vermont, where he graduated Cum Laude.

     Stephen A. Livesey, M.D., Ph.D. Dr. Livesey has served as Executive Vice President, Chief Science Officer and as a director of the Company since March 1993. He served as Executive Vice President, Scientific Development of the Company from June 1991 until March 1993. He is also a co-developer of the Company's initial technology and was involved in the formation of the Company and the licensing of such technology to the Company from The University of Texas Health Science Center in Houston. Dr. Livesey served as a consultant to the Company from its inception until June 1991, when he became a full-time employee. Dr. Livesey received his medical degree and a Ph.D. in biological chemistry from the University of Melbourne, Australia.

     Michael E. Cahr. Mr. Cahr has been a director of the Company since July 1991. Mr. Cahr is currently President and Chief Executive Officer of IKADEGA, Inc., a Northbrook, Illinois server technology company developing products and services for the healthcare, data storage and hospitality fields. Mr. Cahr was Chairman of Allscripts, Inc., a publicly traded prescription management company from September 1997 through March 1999 and President, CEO and Chairman from June 1994 to September 1997. Prior to Allscripts, Mr. Cahr was Venture Group Manager for Allstate Venture Capital where he oversaw investments in technology, healthcare services, biotech and medical services from 1987 to June 1994. Mr. Cahr is a director of Metropolitan Health, a West Palm Beach, Florida based public healthcare network management company and Truswal Systems, an Arlington, Texas based software engineering firm.

     Peter D. Costantino, MD, FACS. Dr. Costantino has served as the chairman of the Company's Surgical Advisory Board since 1998 and as a director of the Company since November 1999. Dr. Costantino has served as the Co-Director of the Center for Cranial Base Surgery at St. Luke's--Roosevelt Hospital Center and Associate Professor of the Department of Otolaryngology at Columbia University College of Physicians and Surgeons since October 2000. Dr. Costantino served as the Co-Director of the Cranial Base Surgery Program and Associate Professor of the Departments of Otolaryngology, Neurosurgery and Oral/Maxillofacial Surgery at the Mount Sinai School of Medicine and Mount Sinai Medical Center in New York from 1996 through October 2000. Dr. Costantino also has been Product Development and Scientific Consultant for Stryker-Howmedica, Inc. and its predecessor companies, since 1994. During 1998, Dr. Costantino served as Chief Executive Officer of Medical Device Alliance, Inc., Lysonix, Inc. and Parallax Medical Inc. Dr. Costantino co-founded OsteoGenics, Inc. in 1988 and served as its Chief Executive Officer from 1988 to 1991 and as Product Development and Scientific Consultant from 1991 to 1994. Dr. Costantino completed Medical School and his Residency training in Otolaryngology - Head and Neck Surgery at Northwestern University School of Medicine. Upon completion of his residency, he was specially trained in head and neck cancer and reconstructive surgery at Northwestern University School of Medicine and cranial base surgery at the University of Pittsburgh Medical School.

     James G. Foster. Mr. Foster has been a director of the Company since March 1995. Mr. Foster has been Vice President and General Manager of Medtronic Heart Valves, a division of Medtronic, Inc. ("Medtronic") a medical device company, since December 1994. From February 1984 to December 1994, Mr. Foster held various officer positions with Medtronic including; Vice President of Cardiac Sales & Strategic Planning in 1994, Vice President and General Manager of Medtronic Neurological Implantables from 1992 through 1994, Vice President and General Manager of Medtronic Interventional Vascular from 1990 through 1992 and Vice President and General Manager of Medtronic Blood Systems from 1983 through 1989.

     David A. Thompson. Mr. Thompson was elected a director of the Company in June 1997. Mr. Thompson is retired. From 1964 through June 1995, Mr. Thompson was employed by Abbott Laboratories, a healthcare company, where he served in various capacities, including Senior Vice President, Diagnostic Operations, President, Diagnostic Division, Vice President, Human Resources and Vice President, Corporate Materials Management. Mr. Thompson is a director of HYCOR Biomedical, Inc., a medical diagnostic company, NABI, a biopharmaceutical company, TriPath, Inc., an automated medical images company, St. Jude Medical Inc., a medical device company, and Third Wave Technologies, a genetic analysis company.

Committees  of  the  Board  of  Directors  and  Meeting  Attendance

     The Board of Directors has established an Audit Committee, a Compensation Committee and a Stock Option Committee. The Board of Directors has not established a nominating committee. During the fiscal year ended December 31, 2000, the Board of Directors met five times, the Audit Committee met twice, the Compensation Committee met once and the Stock Option Committee met twice. No director attended less than 75% of the combined number of Board meeting and meetings of committees of which he is a member.

     Audit Committee. During 2000, the Audit Committee was comprised of Mr. Cahr, Mr. Foster and Ms. McDonald. Effective December 2000, Ms. McDonald resigned from the Board of Directors. In March 2001, the Board appointed Mr. Thompson to the Audit Committee. The Audit Committee recommends the independent auditors appointed by the Board of Directors to audit the financial statements of the Company and reviews issues raised by such accountants as to the scope of their audit and their report thereon, including any questions and recommendations that may arise relating to such audit and report or the Company's internal accounting and auditing procedures.

     Compensation Committee. During 2000, the Compensation Committee was comprised of Mr. Thompson and Ms. McDonald. Effective December 2000, Ms. McDonald resigned from the Board of Directors. The Board will appoint one additional member to the Compensation Committee in 2001. The Compensation Committee reviews, approves and makes recommendations to the Board of Directors on matters regarding the compensation of the Company's officers, directors, employees and agents.

     Stock Option Committee. Mr. Cahr and Mr. Thompson, neither of who is an employee of the Company, are the current members of the Stock Option Committee, which administers the Company's stock option plans.

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

     The following table sets forth information as of March 31, 2001, with respect to (i) persons known to the Company to be beneficial holders of five percent or more of either the outstanding shares of Common Stock or the outstanding shares of Series B Preferred Stock, (ii) executive officers and directors of the Company and (iii) all executive officers and directors of the Company as a group.

                                                      AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP(1)
                                                      --------------------------------------------
                                                          COMMON STOCK      SERIES B PREFERRED STOCK
                                                      ---------------------  ---------------------
BENEFICIAL OWNER                                       SHARES        %        SHARES        %
----------------------------------------------------  ---------  ----------  ---------  ----------

CIBC WMV, Inc.(2). . . . . . . . . . . . . . . . . .  2,262,528        11.9     38,329        39.4
   425 Lexington Avenue
   New York, New York 10017
Vector Later-Stage Equity Fund, L.P.(3). . . . . . .  2,313,749        12.2     43,325        44.5
   1751 Lake Cook Road, Suite 350
   Deerfield, Illinois 60015
Austin W. Marxe and David Greenhouse (4) . . . . . .  1,840,700        11.0          -           -
   c/o Special Situations Private Equity Fund, L.P.
   153 E. 53rd Street
   New York, New York  10022
Paul G. Thomas(5). . . . . . . . . . . . . . . . . .    314,280         1.9          -           -
   Chairman of the Board, President and Chief
   Executive Officer
Michael E. Cahr(6) . . . . . . . . . . . . . . . . .    134,772           *        554           *
   Director
Peter J. Costantino, M.D., F.A.C.S.. . . . . . . . .     32,500           *          -           -
   Director(7)
James G. Foster(8) . . . . . . . . . . . . . . . . .     25,000           *          -           -
   Director
Stephen A. Livesey, M.D., Ph.D.(9) . . . . . . . . .    420,219         2.5        275           *
   Executive Vice President, Chief
   Science Officer and Director
David A. Thompson(10). . . . . . . . . . . . . . . .     46,700           *          -           -
   Director
William E. Barnhardt(11) . . . . . . . . . . . . . .     32,326           *          -           -
   Senior Vice President, Operations
Patrick N. Bergstedt(12) . . . . . . . . . . . . . .     24,635           *          -           -
   Vice President, Sales and Marketing
Steven T. Sobieski . . . . . . . . . . . . . . . . .      3,065           *          -           -
   Vice President and Chief Financial Officer
All executive officers and directors . . . . . . . .  1,033,497         5.9        829           *
   as a group (9 persons)(13)

___________________
*  Less  than  1%.
(l) Each beneficial owner's percentage ownership of common stock is determined by assuming that options, warrants and other convertible securities (such as the Series B Preferred Stock) that are held by such person (but not those held by any other person) and that are exercisable or convertible within 60 days of March 31, 2001 have been exercised or converted. Options, warrants and other convertible securities that are not exercisable within 60 days of March 31, 2001 have been excluded. Unless otherwise noted, the Company believes that all persons named in the above table have sole voting and investment power with respect to all shares of Common Stock and/or Series B Preferred Stock beneficially owned by them.
(2) Includes 1,236,419 shares of Common Stock issuable upon conversion of shares of Series B Preferred Stock and 1,026,109 shares of Common Stock issuable upon exercise of a warrant.


                                        5

(3) Includes 1,397,580 shares of Common Stock issuable upon conversion of shares of Series B Preferred Stock and 916,169 shares of Common Stock issuable upon exercise of a warrant.
(4) These shares of Common Stock are owned as follows: 845,000 shares of Common Stock are owned by Special Situations Fund III, L.P., 707,200 shares of Common Stock are owned by Special Situations Private Equity Fund, L.P. and 288,500 are owned by Special Situations Cayman Fund, L.P. Austin Marxe and David Greenhouse are deemed to beneficially own these shares by virtue of being executive officers of the investment advisors of each such entity. Certain information with respect to the ownership of such stockholders was obtained from a Schedule 13G dated January 2, 2001, as received by the Company, and the Company's stock records.
(5)  Includes  312,500  shares  underlying  stock  options.
(6) Includes 20,000 shares underlying stock options, 17,870 shares of Common Stock issuable upon conversion of shares of Series B Preferred Stock and 11,452 shares of Common Stock issuable upon exercise of a warrant.
(7)  Represents  32,500  shares  underlying  stock  options.
(8) Represents 25,000 shares underlying stock options. Mr. Foster is the Vice President and General Manager of Medtronic Heart Valves, a division of Medtronic, and because of such position may be deemed the beneficial owner of the 655,962 shares of Common Stock held by Medtronic. Mr. Foster disclaims any such beneficial ownership. Information with respect to the ownership of such stockholder was obtained from the Company's stock records.
(9) Includes 302,500 shares underlying stock options, 8,870 shares of Common Stock issuable pursuant to the conversion of shares of Series B Preferred Stock and 5,726 shares of Common Stock issuable upon exercise of a warrant.
(10) Includes  45,000  shares  underlying  stock  options.
(11) Includes  31,250  shares  underlying  stock  options.
(12) Includes 23,750 shares underlying stock options. Mr. Bergstedt resigned effective April 2001.
(13) See  notes  (5)  through  (12).

                      EXECUTIVE OFFICERS AND COMPENSATION

     The following section sets forth certain information regarding the Company's executive officers.

BACKGROUND  OF  EXECUTIVE  OFFICERS

                                                                                 DATE OF
            NAME                                 OFFICES HELD                 FIRST ELECTION  AGE
--------------------------------  ------------------------------------------  --------------  ---

Paul G. Thomas                    Chairman of the Board, President and Chief  October 1998     45
                                  Executive Officer

Stephen A. Livesey,   M.D., Ph.D  Executive Vice President, Chief Science     June 1991        48
                                  Officer and Director
William E. Barnhart               Senior Vice President, Operations           August 1999      58
Steven T. Sobieski                Vice President, Chief Financial Officer     June 2000        44
Patrick N. Bergstedt              Vice President, Sales and Marketing         June 1999        41

     For further information regarding Mr. Thomas's background, see "Background of Nominees for Director."

     For further information regarding Dr. Livesey's background, see "Background of Nominees for Director."

     William E. Barnhart joined LifeCell in August 1999 as the Sr. Vice President, LifeCell Operations. He has over twenty-five years of management experience in a variety of roles in drug and device manufacturing and quality assurance. From March 1997 to September 1999, Mr. Barnhart was Sr. Vice
President, Quality Assurance for Centeon, LLC, a multinational provider of pharmaceuticals and plasma derived biologics. From 1993 to 1997, Mr. Barnhart was Vice President, Quality Assurance for Ohmeda, Inc. Prior to joining Ohmeda, Mr. Barnhart was Vice President of Operations, Allergan U.S. Operations. In this capacity he was responsible for general management for five operations manufacturing prescription ophthalmics, biologics and medical devices. Mr. Barnhart graduated from Miami University with a Bachelor of Science degree and a Masters of Science degree in chemistry.

     Steven T. Sobieski joined LifeCell in June 2000 as Vice President and Chief Financial Officer. Prior to joining the Company, Mr. Sobieski was Vice President of Finance of Osteotech, Inc, where he served in various positions from 1991 to 2000. From 1981 through 1991, he served in a various positions of increasing responsibility with Coopers & Lybrand. Mr. Sobieski received his Bachelor of Science degree in Business Administration from Monmouth University and his Masters in Business Administration with a concentration in accounting from Rutgers University. He is a Certified Public Accountant.

     Patrick N. Bergstedt joined LifeCell in June 1999, as Vice President, Marketing and Business Development. Mr. Bergstedt resigned in April 2001. Prior to joining the Company, he served in management positions of increasing responsibility for multinational pharmaceutical companies throughout Europe, South Africa and the U.S. Most recently, he served as vice president and general manager of the Wound Healing and APi Business Unit of Centeon LLC, a joint venture of Hoechst and Rhone Poulenc and $1 billion manufacturer of plasma proteins. Mr. Bergstedt received his Bachelor of Arts degree from Rand
Afrikaans  University  in  Johannesburg,  South  Africa.

     All officers of the Company hold office until the regular meeting of directors following the annual meeting of stockholders or until their respective successors are duly elected and qualified or their earlier resignation or removal.

SUMMARY  OF  COMPENSATION

     Set forth in the following table is certain compensation information concerning the Company's chief executive officer and the Company's four most highly compensated executive officers for the fiscal year ended December 31, 2000, other than the chief executive officer.

                                      SUMMARY  COMPENSATION  TABLE
                                                              LONG TERM
                                     ANNUAL COMPENSATION     COMPENSATION
                                  -------------------------  ------------

   NAME AND PRINCIPAL                                        SECURITIES
      POSITION AT                                            UNDERLYING      ALL OTHER
   DECEMBER 31, 2000        YEAR     SALARY        BONUS     OPTIONS(1)   COMPENSATION(2)
--------------------------  ----  ------------  -----------  -----------  ----------------
Paul G. Thomas,             2000  $   288,750            -        80,000  $           425
  Chairman of the Board,    1999  $   275,000   $  119,625             -  $      31,942(3)
  President and Chief       1998  $  83,671(4)           -       500,000  $           450
  Executive Officer

Stephen A. Livesey,         2000  $   220,584            -        40,000  $           700
  M.D., Ph.D.,              1999  $   216,191   $   46,800       175,000  $      23,296(5)
  Executive Vice            1998  $   200,000            -        40,000  $           700
  President and
  Chief Science Officer

William E. Barnhart,        2000  $   180,250            -        25,000  $       1,859(6)
  Vice President,           1999  $  69,321(7)  $   34,125       125,000  $           500
  Operations                1998            -            -             -                -

Steven T. Sobieski,         2000  $ 102,343(8)  $ 10,000(9)      130,000  $           588
  Vice President,           1999            -            -             -                -
  Chief Financial Officer   1998            -            -             -                -

Patrick N. Bergstedt,       2000  $   180,250            -        25,000  $           700
  Vice President,           1999  $102,133(10)  $52,000(11)       95,000  $           575
  Sales and                 1998            -            -             -                -
  Marketing (12)

(1)     Represents  shares  issuable pursuant to stock options granted under the Company's stock  option  plans.
(2)     Represents contributions made by the Company pursuant to the Company's 401(k) Plan and/or  stock  purchase  plan  unless  otherwise  noted.
(3)     Includes  $31,242  of  relocation  related  costs  paid  by  the  Company.
(4)     Employment  commenced  September  1998.  Annual  salary  was  $275,000.
(5)     Includes  $22,596  of  relocation  related  costs  paid  by  the  Company.
(6)     Includes  $1,041  of  relocation  related  costs  paid  by  the  Company.
(7)     Employment  commenced  August  1999.  Annual  salary  was  $175,000.
(8)     Employment  commenced  June  2000.  Annual  salary  was  $  185,000.
(9)     Represents  hiring  bonus.
(10)    Employment  commenced  June  1999.  Annual  salary  was  $175,000.
(11)    Includes  a  hiring  bonus  of  $10,000.
(12)    Mr.  Bergstedt  resigned  effective  April  2001.

OPTION  GRANTS  IN  2000

     The following table provides certain information with respect to options granted to the Company's chief executive officer and to each of the executive officers named in the Summary Compensation Table during the fiscal year ended December 31, 2000:

                                         OPTION GRANTS IN LAST FISCAL YEAR

                                          PERCENT OF                                      POTENTIAL REALIZABLE VALUE
                                            TOTAL                                         AT ASSUMED ANNUAL RATES OF
                           NUMBER OF       OPTIONS        EXERCISE      MARKET             STOCK PRICE APPRECIATION
                          SECURITIES     GRANTED  TO       PRICE       PRICE ON                FOR OPTION TERM(1)
                          UNDERLYING      EMPLOYEES                     DATE OF               --------------------
                             OPTIONS         IN          PER SHARE      GRANT    EXPIRATION
NAME                         GRANTED    FISCAL  YEAR        ($)          ($)        DATE         5%         10%
-----------------------  ------------  -------------  --------------  ---------  -----------  ---------  ---------

Paul G Thomas                 80,000           10.9%           2.094      2.094      12/5/10  $105,352   $266,984
Stephen A. Livesey,           40,000            5.5%           2.094      2.094      12/5/10    52,676    133,492
 M.D., Ph.D.
Steven T. Sobieski         100,000(2)          13.7%           5.875      5.875      5/22/10   369,476    936,324
                              30,000            4.1%           2.094      2.094      12/5/10    39,507    100,119
William E. Barnhart           25,000            3.4%           2.094      2.094      12/5/10    32,923     83,432
Patrick N. Bergstedt(3)       25,000            3.4%           2.094      2.094      12/5/10    32,923     83,432
==================================================================================================================

___________________
(1) The Securities and Exchange Commission (the "SEC") requires disclosure of the potential realizable value or present value of each grant. The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the SEC and do not represent the Company's estimate or projection of the Company's future common stock prices. The disclosure assumes the options will be held for the full ten-year term prior to exercise. Such options may be exercised prior to the end of such ten-year term. The actual value, if any, an executive officer may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. There can be no assurance that the stock price will appreciate at the rates shown in the table.
(2) Represents an option to purchase 100,000 shares granted as a hiring incentive.
(3)  Mr.  Bergstedt  resigned  effective  April  2001.

OPTION  EXERCISES  AND  HOLDINGS

     The following table sets forth information concerning options exercised during 2000 and the value of unexercised options held by each of the executive officers named in the Summary Compensation Table at December 31, 2000.

                                  OPTION  VALUES  AT  DECEMBER  31,  2000

                                                        NUMBER OF
                                                  SECURITIES UNDERLYING
                                                   UNEXERCISED OPTIONS                VALUE OF
                           SHARES                 AT DECEMBER 31, 2000       IN-THE-MONEY OPTIONS AT
                          ACQUIRED                    (# OF SHARES)          DECEMBER 31, 2000 ($)(1)
                             ON       VALUE    --------------------------  --------------------------
      NAME               (# SHARES)  REALIZED  EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
-----------------------  ----------  --------  -----------  -------------  -----------  -------------

Paul G. Thomas                    -         -      250,000        330,000            -              -
Stephen A. Livesey,
  M.D., Ph.D.                     -         -      258,750        191,250            -              -
Steven T. Sobieski                -         -            -        130,000            -              -
William E. Barnhart               -         -       31,250        118,750            -              -
Patrick N. Bergstedt(2)           -         -       23,750         96,250            -              -
=====================================================================================================

_________________________
(1)     Based  on  $1.594 per share, the closing price of the Common Stock, as reported  by the Nasdaq
        National  Market, on December 31, 2000.  The exercise price of each option is greater than the
        Market value  of  the  Common  Stock  on  December  31,  2000.
(2)     Mr.  Bergstedt  resigned  effective  April  2001.

COMPENSATION  OF  DIRECTORS

     During 2000, non-employee directors of the Company, were paid a quarterly retainer of $2,000 and directors' fees of $1,000 per meeting attended in person or $500 per meeting by telephone. Additionally, non-employee directors received $600 for each meeting attended of any committee of the Board or $300 for participation in telephone meetings of any committee in excess of 30 minutes in length, however in no event could the compensation for any day exceed $1,000 for all meetings attended. Ms. McDonald declined such fees. Effective January 1, 2001, non-employee directors of the Company, will receive $1,500 per month regardless of the number of Board meetings or committee meetings attended. Directors of the Company who are employees receive no directors' fees.
Directors of the Company are reimbursed their expenses for attendance at such meetings.

     The terms of the Director Stock Option Plan provide that each eligible director who was a director on March 5, 1996, was granted an option to purchase 50,000 shares of Common Stock at an exercise price equal to the fair market value of a share of Common Stock on the date of the Director Stock Option Plan. The plan also provides that an option to purchase 25,000 shares of Common Stock will be granted to each newly elected non-employee director at an exercise price equal to the fair market value of a share of Common Stock on such election date. The plan provides for an annual grant of an option to purchase 10,000 shares of Common Stock to each non-employee director. Options granted under the Director Stock Option Plan generally vest one year after the date of grant and expire ten years after the date of grant.

     Pursuant to the provisions of the Director Stock Option Plan, on June 3, 2000, Mr. Cahr, Mr. Costantino, Ms. McDonald, Mr. Foster and Mr. Thompson were granted options to purchase 10,000 shares of Common Stock at an exercise price of $5.688 per share. Ms. McDonald resigned in December 2000 and in March 2001 options previously granted to Ms. McDonald expired.

REPORT  OF  COMPENSATION  COMMITTEE  ON  EXECUTIVE  COMPENSATION

     The following report of the Compensation Committee is not to be deemed "soliciting material" or deemed to be filed with the Securities and Exchange Commission or subject to Regulation 14A of the Securities Exchange Act of 1934, except to the extent specifically requested by the Company or incorporated by reference in documents otherwise filed.

Overview

     The function of the Compensation Committee is to advise the Board regarding overall compensation policies and recommend specific compensation for the Company's senior executives and Board remuneration. The Compensation Committee is responsible for providing guidance to the Board of Directors and the chief executive officer regarding broad compensation issues. During 2000, the Committee was composed of K. Flynn McDonald and David A. Thompson. Effective December 2000, Ms. McDonald resigned from the Board of Directors. The Board will appoint one additional member to the Compensation Committee in 2001.

     The Company applies a consistent philosophy to compensation for all employees, including senior management. This philosophy is based on the premises that the success of the Company results from the efforts of each employee and that a cooperative, team-oriented environment is an essential part of the Company's culture. The Company believes in the importance of rewarding employees for the Company's successes. Particular emphasis is placed on broad employee equity participation through the use of stock options and annual cash bonuses linked to achievement of the Company's performance goals and the employees' personal objectives.

Executive  Officer  Compensation

     The Company's compensation package consists of three major components: base compensation, performance bonuses, and stock options. Together these elements comprise total compensation value. The total compensation paid to the Company's executive officers is influenced significantly by the need to attract management employees with a high level of expertise and to motivate and retain key executives for the long-term success of the Company and its stockholders. The Compensation Committee establishes annual base salary levels for executives based on competitive data, level of experience, position, responsibility, and individual and Company performance. The Company has sought to align base compensation levels comparable to its competitors and other companies in similar stages of development. Cash bonuses are paid to executive officers based upon achievement of annually set Company goals and personal performance objectives. No performance bonuses were awarded to any executive officer for 2000.

     The Company believes that stock options are an important long-term incentive for its executive officers and that the Company's stock option program has been effective in aligning officer and employee interests with that of the Company and its stockholders. The Company uses stock options to attract key executive talent and stock option grants are generally part of employment packages for key management positions. The Company reviews the stock option plan annually and employees may also be eligible for annual stock option grants. During 2000, the Company granted stock options for 731,550 shares to officers and employees of the Company of which 300,000 were granted to executive officers of the Company. The 300,000 options included an option for 100,000 shares awarded to an executive officer hired during 2000 as part of his employment package.

Chief  Executive  Officer  Compensation

     The Compensation Committee recommends base salary levels and annual cash bonuses of the Company's senior management for approval by the Board. Mr. Thomas, the Company's Chief Executive Officer, had a base salary in 2000 of $288,750 which was increased from $275,000 effective January 1, 2000. Mr. Thomas was not awarded a performance bonus for 2000.

The  Compensation  Committee

David  A.  Thompson


CHANGE  IN  CONTROL  AND  SEVERANCE  AGREEMENTS

     During December 2000, the Company entered into change in control agreements with Paul G. Thomas, Stephen A. Livesey, William E. Barnhart and Steven T. Sobieski to ensure that LifeCell will have their continued dedication as executives notwithstanding the possibility, threat or occurrence of a defined "change in control" of the Company. Under the agreements, if within twelve months of a change in control there occurs a "trigger event", the officer will be entitled to receive all then accrued compensation and fringe benefits, continuation of health and medical benefits and life insurance for a period of twelve months and a cash payment equal to two times the officers current base salary and performance bonus paid in the preceding year (2.9 times for Mr. Thomas). Additionally, all stock options or other unvested benefits under any compensation or employee benefit plan of the Company shall immediately become vested and exercisable. A "trigger event" is defined to include termination of employment by the Company other than for "cause".

     The Company has also entered into severance agreements with Mr. Thomas, Mr. Livesey and Mr. Sobieski. Under the agreements, Mr. Thomas and Mr. Livesey are entitled to receive 12 months severance pay based on their salary immediately prior to termination, health and medical benefits and life insurance coverage if they are terminated by the Company without cause. Mr. Thomas is also entitled to a bonus, based on the bonus paid to Mr. Thomas in the previous year, on a pro rata basis based on the number of months employed during the year of termination. Under Mr. Sobieski's agreement, Mr. Sobieski is entitled to receive six months severance pay, based on his salary immediately prior to termination, health and medical benefits and life insurance coverage, if he is terminated by the Company without cause.

STOCKHOLDER  RETURN  PERFORMANCE  GRAPH

     The graph below summarizes the total cumulative return experienced by LifeCell's stockholders during the five-year period ended December 31, 2000, compared to the Nasdaq Stock Market Index and the Nasdaq Pharmaceuticals Index. The changes for the periods shown in the graph and table are based on the assumption that $100.00 had been invested in LifeCell Common Stock and in each index below on January 1, 1996 and that all cash dividends were reinvested.

 The following graph is not to be deemed "soliciting material" or deemed to be filed with the Securities and Exchange Commission or subject to Regulation 14A of the Securities Exchange Act of 1934, except to the extent specifically requested by the Company or incorporated by reference in documents otherwise filed.

[Performance  graph  appears  here]

Indexed Performance  1/1/96    12/96    12/97    12/98    12/99    12/00
-------------------  -------  -------  -------  -------  -------  -------
LifeCell             $100.00  $125.00  $185.00  $175.00  $205.00  $ 63.76
Nasdaq               $100.00  $124.27  $152.00  $214.39  $378.12  $237.66
Nasdaq Pharma Index  $100.00  $100.13  $103.19  $130.98  $246.87  $307.89

PROPOSAL  2:     RATIFICATION  OF  APPOINTMENT  OF  INDEPENDENT  AUDITORS

     The Board of Directors, upon recommendation of the Audit Committee, has appointed Arthur Andersen LLP to serve as independent auditors for the fiscal year ended December 31, 2001. Representatives of Arthur Andersen LLP will be present at the Annual Meeting of stockholders to answer questions. They will also have the opportunity to make a statement if they desire to do so.

AUDIT  FEES
     The aggregate fees billed for professional services rendered by Arthur Andersen LLP for the audit of the Company's annual financial statements for the fiscal year ended December 2000, and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year, were $67,000.

FINANCIAL  INFORMATION  SYSTEMS  DESIGN  AND  IMPLEMENTATION  FEES
     Arthur Andersen LLP did not render professional services relating to financial information systems design and implementation for the fiscal year ended December 31, 2000.

OTHER  FEES
     The aggregate fees billed by Arthur Andersen LLP for services rendered to the Company, other than the services described above under "Audit Fees" for the fiscal year ended December 31, 2000 were $40,700. These fees related to tax services and other services rendered in connection with the Company's filing of a registration statement with the Securities and Exchange Commission.

OTHER  MATTERS
     The Audit Committee of the Board of Directors has considered whether the provision of information technology services and other non-audit services is compatible with maintaining the independence of the Company's principal accountant.

     Of the time expended by the Company's principal accountant to audit the Company's financial statements for the year ended December 31, 2000, less than 50% of such time involved work performed by persons other than the principal accountant's full-time, permanent employees.

     The Board of Directors recommends a vote for the ratification of the appointment of Arthur Andersen LLP as the Company's independent auditors for 2001. The affirmative vote of a majority of the votes of the holders of shares of Common Stock and Series B Preferred Stock, voting together as a single class, present in person or by proxy at the meeting and entitled to vote on such matter is necessary to approve the appointment of Arthur Anderson LLP as the Company's independent auditors.

AUDIT  COMMITTEE  MATTERS
     Audit Committee Charter. The Audit Committee has adopted a charter which is attached to this Proxy Statement as Exhibit A.

     Independence of Audit Committee Member. The Common Stock is listed on the Nasdaq National Market and the Company is governed by the listing standards applicable thereto. All members of the Audit Committee of the Board of Directors have been determined to be "independent directors" pursuant to the definition contained in Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards.

AUDIT  COMMITTEE  REPORT
     The following report of the Audit Committee is not to be deemed "soliciting material" or deemed to be filed with the Securities and Exchange Commission or subject to Regulation 14A of the Securities Exchange Act of 1934, except to the extent specifically requested by the Company or incorporated by reference in documents otherwise filed.

     During fiscal year 2000 the Audit Committee of the Board of Directors adopted a charter for the committee which is attached to this Proxy Statement as Appendix A.

     The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. All members of the Audit Committee have been determined to be independent as defined by the listing standards of the National Association of Securities Dealers.

     In this context, the Audit Committee met and held discussions with management and the Company's independent auditors, Arthur Andersen LLP.
Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted accounting standards. The discussions with the independent auditors included matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communications with Audit Committees).

     The Audit Committee received and reviewed the written disclosures and the letter from the Company's independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with the Company's independent auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the 2000 Annual Report on Form 10-K.

The  Audit  Committee

Michael  E.  Cahr
James  G.  Foster


            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 ("Section 16(a)") requires the Company's officers, directors and persons who own more than 10% of a registered class of the Company's equity securities to file statements on Form 3, Form 4 and Form 5 of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by the regulation to furnish the Company with copies of all Section 16(a) reports which they file.

     Based solely on a review of reports on Form 3 and 4 and amendments thereto furnished to the Company during its most recent fiscal year, reports on Form 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year and written representations from reporting persons that no report on Form 5 was required, the Company believes that, except as set forth below, no person who, at any time during 2000, was subject to the reporting requirements of Section 16(a) with respect to the Company failed to meet such requirements on a timely basis.

     Vector was required to file Form 4's during March 2000 to report the conversion of Series B Preferred Stock into Common Stock and the sale of such stock. Vector filed a Form 5 on February 13, 2001 to report such transactions.

     CIBC was required to file Form 4's during February and March 2000 to report the conversion of Series B Preferred Stock into Common Stock and the sale of such stock. CIBC filed a Form 5 on February 14, 2001 to report such transactions.

                        PROPOSALS FOR NEXT ANNUAL MEETING

     Any proposals of stockholders intended to be presented at the annual meeting of stockholders of the Company to be held in 2002 must be received by the Company at its principal executive offices, One Millennium Way, Branchburg, New Jersey 08876, no later than December 31, 2001, in order to be included in the proxy statement and form of proxy relating to that meeting.

     According to the by-laws of the Company, at the annual meeting of stockholders, only such business shall be conducted as shall have been properly brought before the meeting. For business to be properly brought before the 2001 Annual Meeting of Stockholders by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 120 days nor more than 180 days prior to the meeting.

                                  OTHER MATTERS

     The management of the Company knows of no other matters that may come before the meeting. However, if any matters other than those referred to above should properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgment.

     A COPY OF THE COMPANY'S ANNUAL REPORT TO STOCKHOLDERS FOR THE YEAR ENDED DECEMBER 31, 2000, INCLUDING FINANCIAL STATEMENTS, ACCOMPANIES THIS PROXY STATEMENT. THE ANNUAL REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL OR AS A COMMUNICATION BY MEANS OF WHICH ANY SOLICITATION IS TO BE MADE.

                                                                       EXHIBIT A

                              LIFECELL CORPORATION
                                 CHARTER OF THE
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS


AUDIT  COMMITTEE  PURPOSE

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibility are to:
     - Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.
     - Monitor the independence and performance of the Company's independent auditors.
     - Provide an avenue of communication among the independent auditors, management and the Board of Directors
     -    Establish  an  Internal  Audit  function  if  warranted.

     The Audit Committee has the authority to conduct an investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

AUDIT  COMMITTEE  COMPOSITION  AND  MEETINGS

     Audit committee members shall meet the requirements of the NASDAQ Exchange. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the committee shall have accounting or related financial management expertise.

     Audit Committee members shall be appointed by the Board on recommendation of the CEO. If an audit committee Chair is not designated or present, the members of the Audit Committee may designate a Chair by majority vote of the Audit Committee membership.

     The Audit Committee shall meet at least two times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Audit Committee should meet privately in executive session at least annually with management, the independent auditors, and as a committee to discuss any matters that the Audit Committee or each of these groups believe should be discussed. In addition, the Audit Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

AUDIT  COMMITTEE  RESPONSIBILITIES  AND  DUTIES

REVIEW  PROCEDURES

          1. Review and reassess the adequacy for this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.
          2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.
          3. In consultation with the management, the independent auditors, and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.
          4. Review with management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS
               61. The Chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

INDEPENDENT  AUDITORS

          5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors.
          6. Approve the fees and other significant compensation to be paid to the independent auditors.
          7. On an annual basis, the Audit Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors independence.
          8. Review the independent auditors audit plan - discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.
          9. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.
          10. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

OTHER  AUDIT  COMMITTEE  RESPONSIBILITIES

          11. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from the regulators or governmental agencies.
          12. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.
          13. Perform any other activities consistent with the Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.
          14. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

                                      PROXY
                              LIFECELL CORPORATION
THIS PROXY FOR HOLDERS OF SERIES B PREFERRED STOCK AND COMMON STOCK IS SOLICITED
                                BY THE BOARD OF
  DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 1, 2001

The stockholder of LifeCell Corporation (the "Company") whose signature appears on the reverse side hereof hereby appoints Paul G. Thomas and Steven T. Sobieski, and each of them, attorneys and proxies of the undersigned, with full power of substitution, to vote, as designated below, the number of votes which the undersigned would be entitled to cast if personally present at the Annual Meeting of Stockholders of the Company to be held Friday, June 1, 2001, at 10:00 a.m. EDT, at Summerfield Suites Hotel, 530 Route 22 East, Bridgewater, New Jersey, 08807, or any adjournment thereof.

The proposals set forth below are more fully described in the LifeCell Corporation Proxy Statement dated April 30, 2001 (the Proxy Statement).

1.  ELECTION  OF DIRECTORS: [ ]  FOR all of the nominees listed below
                                 (except  as indicated to the contrary below)

                            [ ]  WITHHOLD  AUTHORITY
                                 to vote for election of  directors

NOMINEES (to be elected by the holders of Common Stock and Series B Preferred Stock, voting together as a single class): Paul G. Thomas, Stephen A. Livesey, Michael E. Cahr, Peter D. Costantino, James G. Foster and David A. Thompson (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

--------------------------------------------------------------------------------

2. Proposal to ratify the appointment of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 31, 2001

          [  ]  FOR          [  ]  AGAINST             [  ]  ABSTAIN

================================================================================

In their discretion, the above named proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof and upon matters incident to the conduct of the meeting.

    This proxy will be voted as directed. If not otherwise specified, this proxy will be voted FOR the election of the director nominees named in Item 1, or if any one or more of the nominees becomes unavailable, FOR another nominee or other nominees to be selected by the Board of Directors and FOR the proposal as set forth in Item 2.


     Dated:_________________________________________,  2001
     ______________________________________________________
     ______________________________________________________
     (Signature  of  Stockholder(s))
     Please sign name exactly as it appears hereon. Joint owners should each sign.
     When signing as an attorney, executor, administrator, trustee or guardian, please give full title as it appears.
     PLEASE  MARK,  SIGN,  DATE  AND  RETURN  IMMEDIATELY